Contact	Caitlin Gursslin
Investor Relations
(512) 683-8456

National Instruments Reports Record First Quarter Revenue

Growth in PXI and CompactRIO Products Fuel First Quarter Record

AUSTIN, Texas – April 26, 2012

Q1 2012 Highlights

•	Revenue of $261 million, up 10 percent year-over-year

•	Non-GAAP revenue of $262 million, up 10 percent year-over-year

•	Record revenue for a first quarter in software, PXI and NI CompactRIO products

•	GAAP gross margin of 77 percent and non-GAAP gross margin of 78 percent

•	Fully diluted GAAP EPS of $0.15

•	Fully diluted non-GAAP EPS of $0.22

•	EBITDA of $38 million, or $0.31 per share

•	Cash and short-term investments of $377 million as of March 31

National Instruments (Nasdaq: NATI) today announced Q1 non-GAAP revenue of $262 million, a new first quarter record and a 10 percent increase from Q1 2011. Orders were up 13 percent year-over-year in Q1, with backlog increasing by $6 million during the quarter. In Q1, the company’s orders greater than $20,000 grew 25 percent year-over-year, and the average order size reached a new first quarter record of approximately $4,400.

GAAP net income for Q1 was $19 million, with fully diluted earnings per share (EPS) of $0.15, and non-GAAP net income was $27 million, with non-GAAP fully diluted EPS of $0.22. EBITDA, or Earnings Before Interest, Taxes, Depreciation and Amortization, was $38 million, or $0.31 per share.

In Q1, GAAP gross margin increased to 77 percent and non-GAAP gross margin reached 78 percent, up sequentially from 76 and 77 percent, respectively.

The company’s non-GAAP results exclude the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition accounting for deferred revenue and acquisition-related transaction costs. Reconciliations of the company’s GAAP and non-GAAP results are included as part of this news release.

National Instruments also announced today that during Q1 it won the largest application sale in the history of the company. This application involves the use of NI LabVIEW system design software and the NI PXI hardware platform to rapidly develop a production test solution for a high-volume electronics device.  Year-to-date through April 25, 2012, the company has received $17 million in orders for this application, which is now gearing up for high volume production. The company anticipates receiving additional orders for this application in the range of $10 million to $15 million over the remainder of the year.  Only $3 million of this revenue has been recognized in Q1 and National Instruments anticipates recognizing the remainder over the coming quarters.

“Over the last quarter century, National Instruments has been providing disruptive technology to the industry,” said Dr. James Truchard, co-founder, president and CEO. “During that time, I believe there has been a significant transition toward our graphical system design approach, which involves technology that harnesses productive software and modular hardware. I am excited to see our customers using LabVIEW to design their test and control systems and leading the industry to the era of software-designed instrumentation.”

Excluding acquisitions, geographic revenue in U.S. dollar terms for Q1 2012 compared to Q1 2011 was up 2 percent in the Americas, up 7 percent in Europe and up 13 percent in Asia. In local currency terms, revenue was up 6 percent in Europe and up 10 percent in Asia. Also during the quarter, the acquisitions of AWR and Phase Matrix contributed $9 million of revenue on a non-GAAP basis.

As of March 31, NI had $377 million in cash and short-term investments. The National Instruments Board of Directors approved a quarterly dividend of $0.14 per share on the company’s common stock payable on May 25 to stockholders of record on May 7.

National Instruments Reports Record First Quarter Revenue
April 26, 2012

Guidance for Q2 2012

National Instruments remains concerned by the continued weakness of the Global PMI in Q1 and especially the early evidence from China and Europe that this weakness has continued into April.  Despite this, the company does expect continued revenue growth in Q2. Also, as the company continues to absorb the significant investments made in 2011, it expects that year-over-year growth in non-GAAP operating expenses will continue to moderate through Q3 2012.

“Despite the weakness of the global industrial economy, we are pleased with our execution in Q1,” said Alex Davern, NI COO and CFO. “Looking forward, we plan to leverage the investments we made in 2011 to enable sustained revenue growth and to continue to drive toward our long-term non-GAAP operating margin target of 18 percent.”

NI expects revenue for Q2 2012 to be between $270 million and $290 million, an increase of between 7 and 15 percent over Q2 2011. The company expects fully diluted EPS will be in the range of $0.15 to $0.25 for Q2, with non-GAAP fully diluted EPS expected to be in the range of $0.22 to $0.32.

Non-GAAP Presentation

In addition to disclosing results determined in accordance with GAAP, NI discloses certain non-GAAP operating results and non-GAAP information that exclude certain charges. In this news release, the company has presented its revenue, gross profit, gross margin, operating expenses, operating income, operating margin, income before income taxes, provision for income taxes, net income and basic and fully diluted EPS for the three-month periods ending March 31, 2012 and 2011, on a GAAP and non-GAAP basis. NI is also providing guidance on its non-GAAP revenue and non-GAAP fully diluted EPS. When presenting non-GAAP information, the company includes a reconciliation of the non-GAAP results to the GAAP results. Management believes that including the non-GAAP results assists investors in assessing the company’s operational performance and its performance relative to its competitors. The company presents these non-GAAP results as a complement to results provided in accordance with GAAP, and these results should not be regarded as a substitute for GAAP. Management uses these non-GAAP measures to manage and assess the profitability and performance of its business and does not consider stock-based compensation expense, amortization of acquisition-related intangibles, acquisition accounting for deferred revenue, and acquisition-related transaction costs in managing its operations. Specifically, management uses non-GAAP measures to plan and forecast future periods, to establish operational goals, to compare with its business plan and individual operating budgets, to measure management performance for the purposes of executive compensation including payments to be made under bonus plans, to assist the public in measuring the company’s performance relative to the company’s long-term public performance goals, to allocate resources and, relative to the company’s historical financial performance, to enable comparability between periods. Management also considers such non-GAAP results to be an important supplemental measure of its performance.

This news release also discloses the company’s EBITDA and EBITDA diluted EPS for the three-month periods ending March 31, 2012 and 2011. The company also believes that including the EBITDA results assists investors in assessing the company’s operational performance relative to its competitors. A reconciliation of EBITDA and EBITDA diluted EPS to GAAP net income and GAAP diluted EPS is included with this news release.

National Instruments Reports Record First Quarter Revenue
April 26, 2012

Conference Call Information

Interested parties can listen to the Q1 2012 conference call today, April 26, beginning at 4:00 p.m. CDT, at www.ni.com/call. Replay information is available by calling (888) 203-1112, confirmation code # 9497024, shortly after the call through May 1 at 7:00 p.m. CDT.

Forward-Looking Statements

This release contains “forward-looking statements,” including statements related to application gearing up for high volume production, receiving additional application orders, recognizing the remainder of the large application sale revenue over the coming quarters, significant transition toward graphical system design, leading the industry to the era of software-designed instrumentation, continued weakness of the Global PMI, early evidence that this weakness has continued into April, expected continued revenue growth in Q2, growth in non-GAAP operating expenses continuing to moderate through Q3, plan to leverage the investments the company made in 2011 to enable sustained revenue growth and drive toward the company’s long-term 18 percent non-GAAP operating margin target and the company’s Q2 guidance for revenue, GAAP and non-GAAP EPS. These statements are subject to a number of risks and uncertainties, including the risk of adverse changes or fluctuations in the global economy, component shortages, delays in the release of new products, fluctuations in customer demand for NI products, the company’s ability to effectively manage its operating expenses, manufacturing inefficiencies, adjustments to acquisition earn-out accruals, foreign exchange fluctuations, the outcome of the company’s dispute with the U.S. government on its GSA contract and the impact of NI’s recent and any future acquisitions. Actual results may differ materially from the expected results.

The company directs readers to its Form 10-K for the fiscal year ended Dec. 31, 2011, and the other documents it files with the SEC for other risks associated with the company’s future performance.

About National Instruments

Since 1976, National Instruments (www.ni.com) has equipped engineers and scientists with tools that accelerate productivity, innovation and discovery. NI’s graphical system design approach to engineering provides an integrated software and hardware platform that speeds the development of any system needing measurement and control. The company’s long-term vision and focus on improving society through its technology supports the success of its customers, employees, suppliers and shareholders. Readers can obtain investment information from the company’s investor relations department by calling (512) 683-5090, emailing nati@ni.com or visiting www.ni.com/nati. (NATI-F)

CompactRIO, LabVIEW, National Instruments, NI and ni.com are trademarks of National Instruments. Other product and company names listed are trademarks or trade names of their respective companies.

###

National Instruments
Consolidated Balance Sheets
(in thousands)

	March 31,	Dec. 31,
	2012	2011
	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$238,510	$142,608
Short-term investments	138,896	223,504
Accounts receivable, net	155,386	157,056
Inventories, net	140,408	131,995
Prepaid expenses and other current assets	32,911	38,082
Deferred income taxes, net	27,767	26,304
Total current assets	733,878	719,549

Property and equipment, net	192,944	190,148
Goodwill	130,975	130,747
Intangible assets, net	81,042	83,866
Other long-term assets	31,916	29,984
Total assets	$1,170,755	$1,154,294

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$41,629	$41,111
Accrued compensation	24,656	29,616
Deferred revenue	95,448	90,074
Accrued expenses and other liabilities	34,619	37,612
Other taxes payable	20,047	24,507
Total current liabilities	216,399	222,920

Deferred income taxes	43,058	43,186
Liability for uncertain tax positions	20,270	19,494
Other long-term liabilities	15,714	16,683
Total liabilities	$295,441	$302,283

Stockholders' equity:
Preferred stock	-	-
Common stock	1,210	1,207
Additional paid-in capital	485,989	471,830
Retained earnings	384,147	382,474
Accumulated other comprehensive (loss)	3,968	(3,500)
Total stockholders' equity	$875,314	$852,011
Total liabilities and stockholders' equity	$1,170,755	$1,154,294

National Instruments
Consolidated Statements of Income
(in thousands, except per share data)

	Three Months Ended
	March 31,
	(Unaudited)
	2012	2011
Net sales:
Product	$239,335	$218,610
Software maintenance	21,798	19,240
Total net sales	261,133	237,850

Cost of sales:
Product	$59,791	$50,958
Software maintenance	1,557	1,518
Total cost of sales	61,348	52,476

Gross profit	$199,785	$185,374

Operating expenses:
Sales and marketing	$100,052	$87,155
Research and development	54,015	42,868
General and administrative	21,374	18,839
Total operating expenses	$175,441	$148,862

Operating income	$24,344	$36,512

Other income (expense):
Interest income	$230	$341
Net foreign exchange (loss)	(888)	(223)
Other income, net	104	446

Income before income taxes	$23,790	$37,076

Provision for income taxes	5,148	6,615

Net income	$18,642	$30,461

Basic earnings per share	$0.15	$0.26
Diluted earnings per share	$0.15	$0.25

Weighted average shares outstanding -
Basic	120,908	118,693
Diluted	121,972	120,443

Dividends declared per share	$0.14	$0.10

National Instruments
Consolidated Statements of Cash Flows
(in thousands)
	Twelve Months Ended
	March 31,
	(Unaudited)
	2012	2011
Cash flow from operating activities:
Net income	$18,642	$30,461
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	14,115	10,973
Stock-based compensation	6,303	4,590
Tax (benefit) from deferred income taxes	(1,567)	(560)
Tax (benefit) from stock option plans	(246)	(1,327)
Changes in operating assets and liabilities:
Accounts receivable	1,671	(4,933)
Inventories	(8,413)	(16,643)
Prepaid expenses and other assets	9,468	14,995
Accounts payable	518	3,071
Deferred revenue	5,374	6,137
Taxes and other liabilities	(12,361)	(5,134)
Net cash provided by operating activities	$33,504	$41,630

Cash flow from investing activities:
Capital expenditures	(9,054)	(9,580)
Capitalization of internally developed software	(3,740)	(3,731)
Additions to other intangibles	(333)	(436)
Purchases of short-term investments	-	(27,176)
Sales and maturities of short-term investments	84,608	27,931
Net cash provided/(used) by investing activities	$71,481	$(12,992)

Cash flow from financing activities:
Proceeds from issuance of common stock	7,605	17,050
Dividends paid	(16,934)	(11,868)
Tax benefit from stock option plans	246	1,327
Net cash (used)/provided by financing activities	$(9,083)	$6,509

Net change in cash and cash equivalents	95,902	35,147
Cash and cash equivalents at beginning of period	142,608	219,447
Cash and cash equivalents at end of period	$238,510	$254,594

National Instruments Detail of GAAP charges related to revenue, stock-based compensation, amortization of acquisition intangibles and acquisition related transaction costs
(in thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2012	2011
Revenue
Acquisition related deferred revenue	$1,269	$-
Provision for income taxes	(444)	-
Total	$825	$-

Stock-based compensation
Cost of sales	$415	$317
Sales and marketing	2,640	1,922
Research and development	2,449	1,686
General and administrative	799	665
Provision for income taxes	(1,507)	(1,840)
Total	$4,796	$2,750

Amortization of acquisition intangibles
Cost of sales	$2,410	$1,004
Sales and marketing	447	77
Other income, net	189	-
Provision for income taxes	(972)	(350)
Total	$2,074	$731

Acquisition related transaction costs
Cost of sales	$32	$-
Sales and marketing	220	-
Research and development	106	-
General and administrative	47	-
Provision for income taxes	(142)	-
Total	$263	$-

National Instruments
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	March 31,
	2012	2011
Reconciliation of Net Revenue to Non-GAAP Net Revenue
Net sales, as reported	$261,133	$237,850
Acquisition related deferred revenue	1,269	-
Non-GAAP Net sales	$262,402	$237,850

Reconciliation of Gross Profit to Non-GAAP Gross Profit
Gross profit, as reported	$199,785	$185,374
Acquisition related deferred revenue	1,269	-
Stock-based compensation	415	317
Amortization of acquisition intangibles	2,410	1,004
Acquisition related transaction costs	32	-
Non-GAAP gross profit	$203,911	$186,695
Non-GAAP gross margin	78%	78%

Reconciliation of Operating Expenses to Non-GAAP Operating Expenses
Operating expenses, as reported	$175,441	$148,862
Stock-based compensation	(5,888)	(4,273)
Amortization of acquisition intangibles	(447)	(77)
Acquisition related transaction costs	(373)	-
Non-GAAP operating expenses	$168,733	$144,512

Reconciliation of Operating Income to Non-GAAP Operating Income
Operating income, as reported	$24,344	$36,512
Acquisition related deferred revenue	1,269	-
Stock-based compensation	6,303	4,590
Amortization of acquisition intangibles	2,857	1,081
Acquisition related transaction costs	405	-
Non-GAAP operating income	$35,178	$42,183
Non-GAAP operating margin	13%	18%

Reconciliation of Income before income taxes to Non-GAAP Income before income taxes
Income before income taxes, as reported	$23,790	$37,076
Acquisition related deferred revenue	1,269	-
Stock-based compensation	6,303	4,590
Amortization of acquisition intangibles	3,046	1,081
Acquisition related transaction costs	405	-
Non-GAAP income before income taxes	$34,813	$42,747

Reconciliation of Provision For Income Taxes to Non-GAAP Provision For Income Taxes
Provision for income taxes, as reported	$5,148	$6,615
Acquisition related deferred revenue	444	-
Stock-based compensation	1,507	1,840
Amortization of acquisition intangibles	972	350
Acquisition related transaction costs	142	-
Non-GAAP provision for income taxes	$8,213	$8,805

National Instruments Reconciliation of GAAP Net Income, Basic EPS and Diluted EPS to Non-GAAP Net Income, Basic EPS and Diluted EPS
(unaudited)

	Three Months Ended
	March 31,
	2012	2011
Net income, as reported	$18,642	$30,461
Adjustments to reconcile net income to non-GAAP net income:
Acquisition related deferred revenue, net of tax effect	825	-
Stock-based compensation, net of tax effect	4,796	2,750
Amortization of acquisition intangibles, net of tax effect	2,074	731
Acquisition related transaction costs, net of tax effect	263	-
Non-GAAP net income	$26,600	$33,942

Basic EPS, as reported	$0.15	$0.26
Adjustments to reconcile basic EPS to non-GAAP
basic EPS:
Impact of acquisition related deferred revenue, net of tax effect	0.01	-
Impact of stock-based compensation, net of tax effect	0.04	0.02
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.01
Impact of acquisition related transaction costs, net of tax effect	0.00	-
Non-GAAP basic EPS	$0.22	$0.29

Diluted EPS, as reported	$0.15	$0.25
Adjustments to reconcile diluted EPS to non-GAAP
diluted EPS:
Impact of acquisition related deferred revenue, net of tax effect	0.01	-
Impact of stock-based compensation, net of tax effect	0.04	0.02
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.01
Impact of acquisition related transaction costs, net of tax effect	0.00	-
Non-GAAP diluted EPS	$0.22	$0.28

Weighted average shares outstanding -
Basic	120,908	118,693
Diluted	121,972	120,443

National Instruments Reconciliation of Net Income and Diluted EPS to EBITDA and EBITDA Diluted EPS
(unaudited)

	Three Months Ended
	March 31,
	2012	2011
Net income, as reported	$18,642	$30,461
Adjustments to reconcile net income to EBITDA:
Interest income	(230)	(341)
Taxes	5,148	6,615
Depreciation and amortization	14,115	10,973
EBITDA	$37,675	$47,708

Diluted EPS, as reported	$0.15	$0.25
Adjustments to reconcile diluted EPS to EBITDA:
Interest income	(0.00)	(0.00)
Taxes	0.04	0.06
Depreciation and amortization	0.12	0.09
EBITDA diluted EPS	$0.31	$0.40

Weighted average shares outstanding - Diluted	121,972	120,443

National Instruments
Reconciliation of GAAP to Non-GAAP EPS Guidance
(unaudited)

	Three months ended
	June 30, 2012
	Low	High
GAAP Fully Diluted EPS, guidance	$0.15	$0.25
Adjustment to reconcile diluted EPS to non-GAAP diluted EPS:
Impact of acquisition deferred revenue write-off	0.01	0.01
Impact of stock-based compensation, net of tax effect	0.04	0.04
Impact of amortization of acquisition intangibles, net of tax effect	0.02	0.02

Non-GAAP diluted EPS, guidance	$0.22	$0.32